UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2024

KeyCorp

(Exact name of registrant as specified in charter)

001-11302

(Commission File Number)

Ohio	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Reset Perpetual Non-Cumulative Preferred Stock, Series H)	KEY PrL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 13, 2024, KeyCorp (the “Company”) announced that all necessary regulatory approvals have been received for completion of The Bank of Nova Scotia’s (“Scotiabank”) previously announced strategic minority investment in the Company. The transaction is expected to close in 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

From time to time, the Company has made or will make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements do not relate strictly to historical or current facts. Forward-looking statements usually can be identified by the use of words such as “outlook,” “goal,” “objective,” “plan,” “expect,” “anticipate,” “intend,” “project,” “believe,” “estimate,” “potential,” “contemplate,” “explore,” or other words of similar meaning. Forward-looking statements provide the Company’s current expectations or forecasts of future events, circumstances, results or aspirations. The Company’s disclosures in this report contain forward-looking statements. The Company may also make forward-looking statements in other documents filed with or furnished to the Securities and Exchange Commission (“SEC”). In addition, the Company may make forward-looking statements orally to analysts, investors, representatives of the media and others.

Forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, many of which are outside of the Company’s control. The Company’s actual results may differ materially from those set forth in the Company’s forward-looking statements. There is no assurance that any list of risks and uncertainties or risk factors is complete. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this report can or will be achieved. Factors that could cause the Company’s actual results to differ from those described in forward-looking statements include, but are not limited to: (i) the Company’s concentrated credit exposure in commercial and industrial loans; (ii) deterioration of commercial real estate market fundamentals; (iii) defaults by the Company’s loan clients or counterparties; (iv) adverse changes in credit quality trends; (v) declining asset prices; (vi) geopolitical destabilization; (vii) deterioration of asset quality and an increase in credit losses; (viii) labor shortages and supply chain constraints, as well as the impact of inflation; (ix) the extensive regulation of the U.S. financial services industry; (x) complex and evolving laws and regulations regarding privacy and cybersecurity; (xi) changes in accounting policies, standards, and interpretations; (xii) operational or risk management failures by the Company or critical third parties; (xiii) breaches of security or failures of the Company’s technology systems due to technological or other factors and cybersecurity threats; (xiv) negative outcomes from claims, litigation, investigations, or governmental proceedings; (xv) failure or circumvention of the Company’s controls and procedures; (xvi) the occurrence of natural disasters, which may be exacerbated by climate change; (xvii) societal responses to climate change; (xviii) increased operational risks resulting from remote work; (xix) evolving capital and liquidity standards under applicable regulatory rules; (xx) disruption of the U.S. financial system, including the impact of inflation and a potential global economic downturn or recession; (xxi) the Company’s ability to receive dividends from the Company’s subsidiaries, including KeyBank National Association (“KBNA”); (xxii) unanticipated changes in the Company’s liquidity position, including but not limited to, changes in the Company’s access to or the cost of funding and the Company’s ability to secure alternative funding sources; (xxiii) downgrades in the Company’s credit ratings or those of KBNA; (xxiv) a worsening of the U.S. economy due to financial, political or other shocks; (xxv) the Company’s ability to anticipate interest rate changes and manage interest rate risk; (xxvi) deterioration of economic conditions in the geographic regions where the Company operates; (xxvii) the soundness of other financial institutions, including instability in the financial industry; (xxviii) impairment of goodwill; (xxix) the Company’s ability to manage the Company’s reputational risks, including ESG-related risks; (xxx) the Company’s ability to timely and effectively implement the Company’s strategic initiatives; (xxxi) increased competitive pressure; (xxxii) the Company’s ability to adapt its products and services to industry standards and consumer preferences; (xxxiii) the Company’s ability to attract and retain talented executives and employees; (xxxiv) unanticipated adverse effects of strategic partnerships or acquisitions and dispositions of assets or businesses; (xxxv) the Company’s ability to develop and effectively use the quantitative models it relies upon in its business planning; and (xxxvi) the inability to complete the second closing under the Investment Agreement with Scotiabank on the anticipated timeline, or at all, and the potential impact of Scotiabank’s significant equity interest in our business and director designation rights following such closing.

Any forward-looking statements made by the Company or on the Company’s behalf speak only as of the date they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect the impact of subsequent events or circumstances, except as required by applicable securities laws. Before making an investment decision, you should carefully consider all risks and uncertainties disclosed in Part I, Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, in Part II, Item 1A. “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and in any subsequent reports filed with the SEC by the Company, as well as the Company’s registration statements under the Securities Act, all of which are or will upon filing be accessible on the SEC’s website at www.sec.gov and on the Company’s website at www.key.com/ir.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated December 13, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP

Date: December 13, 2024

/s/ Andrea R. McCarthy Name: Andrea R. McCarthy Title: Assistant Secretary